Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
AND INCREASING LENDERS SUPPLEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREASING LENDERS SUPPLEMENT (“Amendment”), dated as of December 17, 2014, among M.D.C. HOLDINGS, INC., a Delaware corporation (the “Borrower”), the undersigned Lenders and U.S. BANK NATIONAL ASSOCIATION, as Designated Agent (the “Designated Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Designated Agent are parties to that certain Credit Agreement dated as of December 13, 2013 (as it may be amended, renewed and restated from time to time, the “Credit Agreement”) (all capitalized terms not defined herein shall have the meanings given such terms in the Credit Agreement); and

WHEREAS, pursuant to Section 2.24 of the Credit Agreement, the Borrower has requested an increase of the Aggregate Commitment by the aggregate amount of One Hundred Million Dollars ($100,000,000) and certain of the Lenders have agreed to increase their Commitments to effect that increase as herein provided; and

WHEREAS the Borrower has also requested and the Lenders have agreed to extend the Facility Termination Date by one (1) year.

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

1.         Increase in Commitments. Effective as of the Amendment Effective Date (as hereinafter defined), each of the Lenders listed below agrees that its Commitment is increased by the amount set forth below:

Lender	Increase in Commitment
U.S. Bank National Association	$25,000,000
Citibank, N.A.	$25,000,000
SunTrust Bank	$25,000,000
PNC Bank, National Association	$25,000,000

Attached hereto is a revised Schedule 1 to the Credit Agreement reflecting the Commitments of all Lenders as of the Amendment Effective Date.

2.         Facility Termination Date. Effective as of the Amendment Effective Date, the definition of the term ”Facility Termination Date” in Article I of the Credit Agreement is hereby amended to delete “December 13, 2018” and insert in lieu thereof “December 13, 2019.” Nothing contained herein shall modify, limit or otherwise affect the Borrower’s rights under Section 2.26 of the Credit Agreement.

3.         Conditions Precedent. This Amendment shall be effective as of the date (“Amendment Effective Date”) upon which the following conditions are satisfied:

(a)     The Designated Agent shall have received from the Borrower and each of the Lenders a counterpart of this Amendment signed on behalf of each such party.

(b)     The Designated Agent shall have received from the Guarantors the Consent and Agreement substantially in the form attached hereto as Exhibit A.

(c)     The conditions set forth in paragraphs (a) and (b) of Section 4.2 of the Credit Agreement shall be satisfied and the Designated Agent shall have received a certificate to that effect dated as of the Amendment Effective Date and executed by an Authorized Officer of the Borrower.

(d)     The Designated Agent shall have received such documents, certificates and opinions of counsel as the Designated Agent or its counsel may reasonably request relating to the organization or formation, existence and good standing of the Borrower, and the Guarantors the authorization of this Amendment and any other legal matters relating to the Borrower, the Guarantors or this Amendment, all in form and substance satisfactory to the Designated Agent and its counsel.

(e)     If any Revolving Loans are outstanding, the Designated Agent shall have received (i) from the Increasing Lenders such amounts in immediately available funds as the Designated Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase in the Commitments of the Increasing Lenders and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Revolving Loans of all the Lenders to equal its Pro Rata Share of such outstanding Revolving Loans and (ii) from the Borrower the payments provided for in Section 2.24 of the Credit Agreement.

(f)     The Designated Agent and the Arrangers shall have received all fees and other amounts due and payable to them and to the Lenders on or prior to the Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.             Representation and Warranty. The Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

5.             Ratification. The Credit Agreement, as amended hereby, is hereby ratified and remains in full force and effect.

6.             Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

7.             Choice of Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

2

IN WITNESS WHEREOF, the Borrower, the Lenders, the LC Issuers, the Designated Agent and the Co-Administrative Agents have executed this Amendment as of the date first above written.

M.D.C. HOLDINGS, INC., a Delaware corporation By: /s/ John J. Heaney John J. Heaney Senior Vice President and Treasurer

Signature Page to First Amendment to Credit Agreement
and Increasing Lenders Supplement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, LC Issuer, Designated Agent and Co-Administrative Agent

By: /s/ James J. Payne Name: James J. Payne Title: Vice President

Signature Page to First Amendment to Credit Agreement
and Increasing Lenders Supplement

CITIBANK, N.A., as a Lender, LC Issuer and Co-Administrative Agent By: /s/ Michael Vondriska Name: Michael Vondriska Title: Vice President

Signature Page to First Amendment to Credit Agreement
and Increasing Lenders Supplement

SUNTRUST BANK, as a Lender, LC Issuer and Co-Syndication Agent By: /s/ Michael Kauffman Name: Michael Kauffman Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement
and Increasing Lenders Supplement

PNC BANK, NATIONAL ASSOCIATION, as a Lender, LC Issuer and Co-Syndication Agent By: /s/ J. Richard Litton Name: J. Richard Litton Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement
and Increasing Lenders Supplement

BANK OF THE WEST, a California banking corporation, as a Lender and LC Issuer By: /s/ Cris Galvez Name: Cris Galvez Title: Vice President

By: /s/ Chuck Weerasooriya Name: Chuck Weerasooriya, CFA Title: Managing Director

Signature Page to First Amendment to Credit Agreement
and Increasing Lenders Supplement

REGIONS BANK, as a Lender and LC Issuer By: /s/ Randall S. Reid Name: Randall S. Reid Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement
and Increasing Lenders Supplement

ZIONS FIRST NATIONAL BANK, a national banking association, as a Lender and LC Issuer By: /s/ Greg Ripplinger Name: Greg Ripplinger Title: Vice President

Signature Page to First Amendment to Credit Agreement
and Increasing Lenders Supplement

VECTRA BANK COLORADO, NA, a national banking association, as a Lender and LC Issuer By: /s/ H. Shaw Thomas Name: H. Shaw Thomas Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement
and Increasing Lenders Supplement

SCHEDULE 1
Commitments

Lender:	Commitment:	Percentage:
U.S. BANK NATIONAL ASSOCIATION	$100,000,000	18.1818181%
CITIBANK, N.A.	$100,000,000	18.1818181%
SUNTRUST BANK	$100,000,000	18.1818181%
PNC BANK, NATIONAL ASSOCIATION	$100,000,000	18.1818181%
REGIONS BANK	$50,000,000	9.0909090%
BANK OF THE WEST	$50,000,000	9.0909090%
ZIONS FIRST NATIONAL BANK	$40,000,000	7.2727272%
VECTRA BANK COLORADO, NA	$10,000,000	1.8181818%
TOTAL COMMITMENTS	$550,000,000	100%

Exhibit A

CONSENT AND AGREEMENT OF GUARANTORS

THIS CONSENT AND AGREEMENT OF GUARANTORS (“Consent”) is executed and delivered as of December 17, 2014, by the undersigned (the “Guarantors”), in favor of the “Lenders” under that certain Credit Agreement dated December 13, 2013 (as amended, modified or supplemented from time to time, the “Credit Agreement”), among M.D.C. Holdings, Inc., the Lenders and U.S. Bank, National Association, in its capacity as Designated Agent. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

WITNESSETH:

WHEREAS, the Guarantors have executed and delivered a Guaranty dated December 13, 2013 in favor of the Lenders under the Credit Agreement (the “Guaranty”); and

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain First Amendment to Credit Agreement and Increasing Lenders Supplement of even date herewith amending the Credit Agreement (the “Amendment”) to increase the Aggregate Commitments by One Hundred Million Dollars ($100,000,000) and to extend the Facility Termination Date to December 13, 2019 as therein provided; and

WHEREAS, it is a condition to the Amendment that the Guarantors shall have executed this Consent;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby consent to the Amendment, ratify the terms of the Guaranty and agree that the Guaranty continues in full force and effect.

IN WITNESS WHEREOF, this Consent has been duly executed by the Guarantors as of the day and year first set forth above.

M.D.C. Land Corporation, a Colorado corporation By: ______________________________ John J. Heaney Vice President and Treasurer
RAH of Florida, Inc., a Colorado corporation By: ______________________________ John J. Heaney Vice President and Treasurer
Richmond American Construction, Inc., a Delaware corporation By: ______________________________ John J. Heaney Vice President and Treasurer
Richmond American Homes of Arizona, Inc., a Delaware corporation By: ______________________________ John J. Heaney Vice President and Treasurer
Richmond American Homes of Colorado, Inc., a Delaware corporation By: ______________________________ John J. Heaney Vice President and Treasurer

Signature Page to Consent and Agreement of Guarantors

Richmond American Homes of Delaware, Inc., a Colorado corporation By: ______________________________ John J. Heaney Vice President and Treasurer

Richmond American Homes of Florida, LP, a Colorado limited partnership By: RAH of Florida, Inc., its general partner By: _________________________ John J. Heaney Vice President and Treasurer
Richmond American Homes of Illinois, Inc., a Colorado corporation By: ______________________________ John J. Heaney Vice President and Treasurer
Richmond American Homes of Maryland, Inc., a Maryland corporation By: ______________________________ John J. Heaney Vice President and Treasurer
Richmond American Homes of Nevada, Inc., a Colorado corporation By: ______________________________ John J. Heaney Vice President and Treasurer
Richmond American Homes of New Jersey, Inc., a Colorado corporation By: ______________________________ John J. Heaney Vice President and Treasurer

Signature Page to Consent and Agreement of Guarantors

Richmond American Homes of Pennsylvania, Inc., a Colorado corporation By: ______________________________ John J. Heaney Vice President and Treasurer
Richmond American Homes of Utah, Inc., a Colorado corporation By: ______________________________ John J. Heaney Vice President and Treasurer
Richmond American Homes of Virginia, Inc., a Virginia corporation By: ______________________________ John J. Heaney Vice President and Treasurer
Richmond American Homes of Washington, Inc., a Colorado corporation By: ______________________________ John J. Heaney Vice President and Treasurer

Signature Page to Consent and Agreement of Guarantors